                                                                  EXHIBIT 10.17


               AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 31, 1997, is entered into by and among IMPERIAL BANK, a California banking corporation, in its individual capacity and in its capacity as agent for Banks (as hereinafter defined), and COMERICA BANK-CALIFORNIA, a California banking corporation (collectively, "Banks"), on the one hand, and ODETICS, INC., a Delaware corporation ("Parent Borrower"), ATL PRODUCTS, INC., a California corporation ("ATL"), and GYYR INCORPORATED, a California corporation ("Gyyr"), on the other hand, with reference to the following facts:

         A. Banks, Parent Borrower, ATL and Gyyr have previously entered into that certain Loan and Security Agreement, dated as of August 30, 1994, as amended by that certain letter agreement, dated as of December 6, 1994, that certain Amendment Number One to Loan and Security Agreement, dated as of March 1, 1995, that certain Amendment Number Two to Loan and Security Agreement, dated as of June 27, 1995, that certain Amendment Number Three to Loan and Security Agreement, dated as of December 1, 1995, that certain Amendment Number Four to Loan and Security Agreement, dated as of February 26, 1996, and that certain Amendment Number Five to Loan and Security Agreement, dated as of December 4, 1996 (the "Agreement"); and

         B. The parties hereto desire to make certain modifications to the Agreement, including, but not limited to, (i) the release of ATL as a co-borrower under the Agreement, (ii) the release by Banks of their security interest in the Assets of ATL, (iii) the termination of the Subsidiary Borrower Guaranty and (iv) certain modifications to the financial covenants.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. In addition, Section 1.1 of the Agreement is hereby amended by:

            (a) amending the definitions of "Borrowers", "Debt", "Guaranties", and "Parent Borrower Guaranty" in their entirety as follows:

                  "`Borrowers' means and refers jointly and severally to Parent Borrower and Gyyr (each a `Borrower')."

                  "`Debt' means, as of the date of determination, the sum (but without duplication) of any and all of a Person's (i) Capitalized Lease Obligations, (ii) indebtedness heretofore or hereafter created, issued, incurred or assumed by such


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
         Person (directly or indirectly) for or in respect of borrowed money (including, in the case of Borrowers, the Loans), (iii) notes payable and drafts accepted representing extensions of credit to such Person, whether or not representing obligations for borrowed money, (iv) obligations owed by such Person for all or any part of the deferred purchase price of property or services, (v) indebtedness secured by any Lien on any Asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person, and (vi) all reimbursement or other obligations of such Person under or in respect of letters of credit, bankers acceptances, interest rate swaps, caps, floors and collars, currency swaps, or other similar financial products."

                  "`Guaranties' means the Parent Borrower Guaranty, the Gyyr Guaranty, and any other guaranty of the Obligations executed by any Person in favor of Banks."

                  "`Gyyr Guaranty' means that certain Continuing Guaranty, executed by Gyyr, dated as of December 4, 1996, as amended March 31, 1997, and as may be further amended from time to time, executed by Gyyr, for the benefit of Banks, Agent, and Issuing Bank, respecting the Obligations of Parent Borrower."

                  "`Parent Borrower Guaranty' means that certain Continuing Guaranty, dated as of even date herewith, as amended December 4, 1996 and March 31, 1997, and as may be further amended from time to time, executed by Parent Borrower, for the benefit of Banks, Agent, and Issuing Bank, respecting the Obligations of Gyyr."

            (b) deleting the definitions of "Subsidiary Borrower" and "Subsidiary Borrower Guaranty" in their entirety.

            (c) adding the following new definitions in appropriate alphabetical order:

                  "`ATL' means ATL Products, Inc., a California corporation.

                  "`ATL Note' means that certain Promissory Note, dated April 1, 1997, executed by ATL, as maker, in favor of Odetics, in the original principal amount of $12,997,444.

         2. CONSTRUCTION. All references to "any Borrower" in the Agreement shall be construed to be a reference to "either Borrower."


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
         3. ATL AS BORROWER AND GUARANTOR. Upon the effectiveness of this Amendment as set forth in Section 8 below, (i) ATL shall cease to be a signatory to, and "Borrower" under, the Agreement, and shall no longer be bound by any of the terms and provisions thereof, except for such provisions which by their terms survive termination of the Agreement, (ii) that certain Continuing Guaranty, dated as of August 30, 1994, as amended December 4, 1996, executed by ATL, shall be terminated, and (iii) Agent and Banks shall execute and deliver to ATL any and all UCC Financing Statement Amendments and/or Terminations as ATL shall reasonably request in order to release Agent's and Banks' Liens upon the Assets of ATL.

         4. AMENDMENT TO SECTION 9.12. Section 9.12 of the Agreement is hereby amended in its entirety as follows:

                  "9.12 INDEBTEDNESS. Incur any Debt outside the ordinary course of such Borrower's business, or permit any Subsidiary to do so, except for (i) Permitted Debt, and (ii) in the case of ATL, a line of credit in a maximum principal amount (exclusive of interest and fees) not to exceed Five Million Dollars ($5,000,000) from Imperial."

         5. AMENDMENT TO SECTION 10.16. Section 10.16 of the Agreement is hereby amended in its entirety as follows:

                  "10.16 FINANCIAL COVENANTS. Borrowers shall:

                  "(a) as of the last day of each fiscal quarter of Borrowers, maintain on a consolidated basis with the Subsidiaries (including ATL), on an operating and after-tax basis (excluding extraordinary income or gains), profitability;

                  "(b) as of the last day of each fiscal quarter of Borrowers, maintain on a consolidated basis with the Subsidiaries (including ATL), a Tangible Net Worth (including minority interests in ATL) in an amount not less than the sum of (i) Fifty Million Five Hundred Thousand Dollars ($50,500,000) plus (ii) eighty percent (80%) of the cumulative consolidated net income (but without any offset for net losses) commencing with the fiscal quarter commencing April 1, 1997, and (iii) one hundred percent (100%) of the amount of all net cash proceeds received upon the issuance of any of each Borrower's or any of their Subsidiaries' capital stock after March 31, 1997;

                  "(c) maintain on a consolidated basis with the Subsidiaries (including ATL), a ratio of (i) Total Liabilities (excluding minority interests in ATL) to (ii) Tangible Net Worth (including minority interests in ATL), of not greater than 1.1:1.0 as of the last day of each fiscal quarter of Borrowers;

                  "(d) maintain on a consolidated basis with the Subsidiaries (including ATL), a ratio of (i) Quick Assets to (ii) the sum of Current Liabilities plus the Revolving Loans Daily Balance, of not less than 0.9:1.0 as of the last day of each fiscal quarter of Borrowers.

                  "(e) [Intentionally Deleted]; and

                  "(f) as of the last day of each fiscal quarter of Borrowers, maintain on a consolidated basis with the Subsidiaries (including ATL), a ratio of (i) the sum of their net income after taxes for such quarter plus their interest expense (exclusive of interest income) for such quarter plus their depreciation and amortization expense for such quarter, to (ii) the sum of their interest expense (exclusive of interest income) for such quarter plus one fourth (1/4th) of the current portion of their long-term Debt outstanding as of the end of such fiscal quarter, of not less than 1.50:1.0.

         6. REPLACEMENT OF EXHIBIT AND SCHEDULE. Schedule 8.19 and Exhibit 10.12 to the Agreement are hereby deleted in their entirety and replaced, respectively, with Schedule 8.19 and Exhibit 10.12 attached to this Amendment.

         7. REPRESENTATIONS AND WARRANTIES. In order to induce Banks to enter into this Amendment, each of Parent Borrower, ATL and Gyyr represents and warrants to Banks that:

            (a) as of the date hereof, no Event of Default, Unmatured Event of Default or Material Adverse Effect is continuing;

            (b) all of the representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date);

            (c) this Amendment has been duly executed and delivered by Parent Borrower, ATL and Gyyr, and after giving effect to this Amendment, the Agreement continues to constitute the legal, valid and binding agreements and obligations of each of Parent Borrower and Gyyr, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally; and


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
            (d) ATL has completed a public offering of its common stock yielding at least $16,879,000 in proceeds, net of underwriting discounts and commissions, of which ATL has paid $6,750,000 to Parent Borrower as a principal reduction on an intercompany obligation which is currently evidenced by the ATL Note.

         8. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions on or before the date of this Amendment:

            (a) Agent, on behalf of Banks and Issuing Bank, shall have received the following agreements, instruments and documents, in each case in form and content satisfactory to Agent:

                  (i)      this Amendment, duly executed by Borrowers and Banks;
                           and

                  (ii) each Consent of Guarantor and Amendment to Guaranty attached to this Amendment, duly executed by Parent Borrower and Gyyr, as applicable.

            (b) Agent shall have received all outstanding and unpaid Bank Expenses, including but not limited to the legal fees of Buchalter, Nemer, Fields & Younger and of Gray, Cary, Ware & Freidenrich, and the Bank Expenses relating to the negotiation preparation and documentation of this Amendment.

            (c) Agent shall have received an executed copy of the ATL Note, in form and substance satisfactory to Agent.

            (d) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall be continuing.

            (e) All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of Closing Date).

         9. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually


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
executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         10. REAFFIRMATION OF THE AGREEMENT. Except as expressly modified by this Amendment, the Agreement and the Credit Documents shall remain in full force and effect.

              [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first hereinabove written.

                              ODETICS, INC., a Delaware corporation


                              By:__________________________________________
                                     Title:________________________________


                              ATL PRODUCTS, INC., a California corporation


                              By:__________________________________________
                                     Title:________________________________


                              GYYR INCORPORATED, a California corporation


                              By:__________________________________________
                                     Title:________________________________


                              IMPERIAL BANK, a California banking
                              corporation, in its individual capacity and in its capacity as agent for Banks


                              By:__________________________________________
                                     Title:________________________________


                              COMERICA BANK-CALIFORNIA, a California
                               banking corporation


                              By:__________________________________________
                                     Title:________________________________

                 CONSENT OF GUARANTOR AND AMENDMENT TO GUARANTY


         The undersigned, as "Guarantor" under that certain Continuing Guaranty, dated as of August 30, 1994 ("Guaranty"), executed in favor of IMPERIAL BANK, a California banking corporation, in its individual capacity and in its capacity as agent for Banks (as hereinafter defined), and COMERICA BANK-CALIFORNIA, a California banking corporation (collectively, "Banks"), as amended by that certain Consent of Guarantor and Amendment to Guaranty, dated as of December 4, 1996, with respect to the obligations of ODETICS, INC., a Delaware corporation, GYYR INCORPORATED, a California corporation, and ATL PRODUCTS, INC., a California corporation (collectively, "Borrowers"), owing to Bank, hereby acknowledges notice of the foregoing Amendment Number Six to Loan and Security Agreement, dated as of March 31, 1997, among Borrowers, on the one hand, and Banks, on the other hand, consents to the terms contained therein, and agrees that the Guaranty shall remain in full force and effect.

         The undersigned further agrees that the first sentence of the first paragraph of the Guaranty shall be amended in its entirety as follows:

                  "Reference is hereby made to that certain Loan and Security Agreement, dated as of even date herewith (as amended, supplemented, restated, replaced, modified, or extended from time to time, the `Loan Agreement'), among Gyyr Incorporated, a California corporation (`Gyyr'), and Odetics, Inc., a Delaware corporation (`Guarantor'), as borrowers, and Imperial Bank, a California banking corporation, and Comerica Bank-California, a California banking corporation (hereinafter, together with their successors and assigns, `Banks'), as banks, Imperial Bank, a California banking corporation, as Issuing Bank (as that term is defined in the Loan Agreement), and Imperial Bank, a California corporation, as Agent (as that term is defined in the Loan Agreement) (Banks, Issuing Bank, and Agent are hereinafter collectively referred to as `Guaranteed Parties' and individually as, a `Guaranteed Party')."

                              ODETICS, INC., a Delaware corporation


                              By:__________________________________________
                                     Title:________________________________

                 CONSENT OF GUARANTOR AND AMENDMENT TO GUARANTY


         The undersigned, as "Guarantor" under that certain Continuing Guaranty, dated as of December 4, 1996 ("Guaranty"), executed in favor of IMPERIAL BANK, a California banking corporation, in its individual capacity and in its capacity as agent for Banks (as hereinafter defined), and COMERICA BANK-CALIFORNIA, a California banking corporation (collectively, "Banks"), with respect to the obligations of ODETICS, INC., a Delaware corporation, GYYR INCORPORATED, a California corporation, and ATL PRODUCTS, INC., a California corporation (collectively, "Borrowers"), owing to Bank, hereby acknowledges notice of the foregoing Amendment Number Six to Loan and Security Agreement, dated as of March 31, 1997, among Borrowers, on the one hand, and Banks, on the other hand, consents to the terms contained therein, and agrees that the Guaranty shall remain in full force and effect.

         The undersigned further agrees that the first sentence of the first paragraph of the Guaranty shall be amended in its entirety as follows:

                  "Reference is hereby made to that certain Loan and Security Agreement, dated as of even date herewith (as amended, supplemented, restated, replaced, modified, or extended from time to time, the `Loan Agreement'), among Gyyr Incorporated, a California corporation (`Guarantor'), and Odetics, Inc., a Delaware corporation (`Borrower'), as borrowers, and Imperial Bank, a California banking corporation, and Comerica Bank-California, a California banking corporation (hereinafter, together with their successors and assigns, `Banks'), as banks, Imperial Bank, a California banking corporation, as Issuing Bank (as that term is defined in the Loan Agreement), and Imperial Bank, a California corporation, as Agent (as that term is defined in the Loan Agreement) (Banks, Issuing Bank, and Agent are hereinafter collectively referred to as `Guaranteed Parties' and individually as, a `Guaranteed Party')."

                              GYYR INCORPORATED,
                              a California corporation


                              By:  /s/
                                 ------------------------------------------
                                     Title:________________________________

                                  SUBSIDIARIES


     SUBSIDIARIES              PARENT
     ------------              ------

ATL PRODUCTS, INC.          ODETICS, INC.     82.9% OWNED SUBSIDIARY, INCORPORATED
                                              IN CALIFORNIA
ODETICS EUROPE, LTD.        ODETICS, INC.     ORGANIZED AND EXISTING UNDER THE LAWS
                                              OF THE UNITED KINGDOM
ODETICS, ASIA PACIFIC       ODETICS, INC.     ORGANIZED AND EXISTING UNDER THE LAWS
                                              OF THE REPUBLIC OF SINGAPORE
CENTRO CORPORATION          ODETICS, INC.     AN INACTIVE CORP., INCORPORATED IN
                                              CALIFORNIA
ODETICS INTERNATIONAL       ODETICS, INC.     AN INACTIVE CORP., INCORPORATED IN
SALES CORPORATION                             CALIFORNIA
GYYR INCORPORATED           ODETICS, INC.     WHOLLY-OWNED SUBSIDIARY, INCORPORATED
                                              IN CALIFORNIA


                                 Schedule 8.19

                         FORM OF COMPLIANCE CERTIFICATE

         This Compliance Certificate (this "Compliance Certificate") is delivered by Odetics, Inc., a Delaware corporation, and Gyyr Incorporated, a California corporation (individually, a "Borrower" and collectively, the "Borrowers") to Imperial Bank and Comerica Bank-California pursuant to Section
10.12 of the Loan and Security Agreement dated as of August 30, 1994, as amended, among the Borrowers, Imperial Bank and Comerica Bank-California (as amended or modified from time to time, the "Agreement"). Initially capitalized terms used herein and not defined herein shall have the meanings defined in the Agreement.

         The undersigned hereby certifies and warrants to each Bank that he is the ______________________ of each Borrower and that, as such, he is authorized to execute this Compliance Certificate on behalf of each Borrower and further certifies and warrants to each Bank that as of ______________, 19___ (the "Computation Date") the following is a true and correct computation of the ratios and financial tests contained in the Agreement:

     11.  Section 10.16(a) - Profitability

          (a)  Consolidated operating income of the Borrowers and their
               Subsidiaries during the fiscal quarter ending on the Computation
               Date (excluding extraordinary income or gains):                       $__________

          (b)  The amount set forth in Item 1(a) may not be less than:                        $0

          (c)  Consolidated net income of the Borrowers and their Subsidiaries during the fiscal quarter ending on the Computation Date
               (excluding extraordinary income or gains):                            $__________

          (d)  The amount set forth in Item 1(c) may not be less than:                        $0

          (e)  Fiscal year to date cumulative consolidated net income of the
               Borrowers and their Subsidiaries (excluding extraordinary income
               or gains):                                                            $__________

          (f)  The amount set forth in Item 1(e) may not be less than:                        $0


                                 Exhibit 10.12

     12.  Section 10.16(b) - Tangible Net Worth

          (a)  Base amount:                                                         $ 50,500,000

          (b)  Cumulative consolidated net income of the Borrowers and their
               Subsidiaries (but without any offset for net losses) from April
               1, 1997 through the Computation Date:                                 $__________

          (c)  80% of Item 2(b):                                                     $__________

          (d)  100% of the aggregate net proceeds received by the Borrowers or their Subsidiaries upon the issuance of capital stock after March
               31, 1997:                                                             $__________

          (e)  Item 2(a) plus Item 2(c) plus Item 2(d):                              $__________

          (f)  Consolidated net book value of all Assets of the Borrowers and
               their Subsidiaries as of the Computation Date:                        $__________

          (g)  Consolidated Intangible Assets of the Borrowers and their
               Subsidiaries as of the Computation Date:                              $__________

          (h)  Consolidated Total Liabilities of the Borrowers and their
               Subsidiaries as of the Computation Date (excluding minority
               interests in ATL):                                                    $__________

          (i)  Item 2(f) minus Item 2(g) minus Item 2(h):                            $__________
                      -----           -----

          (j)  The amount in Item 2(i) may not be less than the amount in Item
               2(e).


          13. Section 10.16(c) - Leverage Ratio

               (a)  Consolidated Total Liabilities of the Borrowers and their
                    Subsidiaries as of the Computation Date (excluding minority
                    interests in ATL) (Item 2(h) above):                             $__________


                                 Exhibit 10.12

Attorney wanted to freeze the

               (c) The ratio of Item 3(a) to Item 3(b):                              ______:1.00

               (d) The ratio in Item 3(c) may not be greater than:                     1.10:1.00

          14.  Section 10.16(d) - Quick Ratio

               (a)  Consolidated unrestricted cash of the Borrowers and their
                    Subsidiaries as of the Computation Date:                         $__________

               (b)  Consolidated unrestricted Cash Equivalent Investments of the
                    Borrowers and their Subsidiaries as of the Computation Date:     $__________

               (c)  Consolidated gross non-affiliated accounts receivable net of applicable reserves therefor of the Borrowers and their
                    Subsidiaries as of the Computation Date (excluding costs and estimated earnings in excess of billings on uncompleted
                    contracts):                                                      $__________

               (d)  Item 4(a) plus Item 4(b) plus Item 4(c):                         $__________

               (e)  Consolidated Current Liabilities of the Borrowers and their
                    Subsidiaries as of the Computation Date:                         $__________

               (f)  Revolving Loans Daily Balance as of the Computation Date:        $__________

               (g)  Item 4(e) plus Item 4(f):                                        $__________

               (h)  The ratio of Item 4(d) to Item 4(g):                             ______:1.00

               (i)  The ratio in Item 4(h) may not be less than:                       0.90:1.00


                                 Exhibit 10.12

          15.  Section 10.16(f) - Fixed Charge Coverage Ratio

          (a)  Consolidated net income of the Borrowers and their Subsidiaries
               for the fiscal quarter ending on the Computation Date:                $__________

          (b)  Consolidated interest expense (exclusive of interest income) of the Borrowers and their Subsidiaries for the fiscal quarter
               ending on the Computation Date:                                       $__________

          (c)  Consolidated depreciation and amortization expense of the
               Borrowers and their Subsidiaries for the fiscal quarter ending on
               the Computation Date:                                                 $__________

          (d)  Item 5(a) plus Item 5(b) plus Item 5(c):                              $__________

          (e)  Consolidated interest expense (exclusive of interest income) of the Borrowers and their Subsidiaries for the fiscal quarter
               ending on the Computation Date:                                       $__________

          (f)  Consolidated current portion of long-term Debt of the Borrowers
               and their Subsidiaries as of the Computation Date:                    $__________

          (g)  25% of Item 5(f):                                                     $__________

          (h)  Item 5(e) plus Item 5(g):                                             $__________

          (i)  The ratio of Item 5(d) to Item 5(h):                                  ______:1.00

          (j)  The ratio in Item 5(i) may not be less than:                          1.50:1.00


                                 Exhibit 10.12

     The undersigned has reviewed the terms of the Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrowers and their Subsidiaries during the fiscal period covered by this Compliance Certificate. The undersigned does not (either as a result of such review or otherwise) have any knowledge of the existence as of the date of this Compliance Certificate of any condition or event that constitutes an Event of Default or an Unmatured Event of Default, with the exceptions set forth below in response to which the Borrowers are taking or propose to take the following actions (if none, so state):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


     IN WITNESS WHEREOF, each Borrower has caused this Compliance Certificate to be executed and delivered, and the certifications and warranties contained herein to be made, by its ____________________________ on this _____ day of
_________________, 19___.


                                    ODETICS, INC.


                                    By:_________________________________________
                                    Its:________________________________________


                                    GYYR INCORPORATED


                                    By:_________________________________________
                                    Its:________________________________________


                                 Exhibit 10.12
                                       5